UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event report) May 9, 2005

The Washtenaw Group, Inc.

(Exact name of registrant as specified in its charter)

Deleware	1-31795	20-0126218

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

3767 Ranchero Drive, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

734-662-9733

(Registrant’s telephone number, including area code)

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2-Financial Information

Item 2.02                Results of Operations and Financial Condition

On May 6, 2005, The Washtenaw Group, Inc. issued a press release commenting on 2005 first quarter.  A copy of the press release is furnished as Exhibit 99.

Exhibit
99	The Washtenaw Group, Inc. press release May 6, 2005

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Washtenaw Group, Inc.

Dated:	May 9, 2005	/s/ Charles C. Huffman
Charles C. Huffman
President and Chief Executive Officer